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                              EMPLOYMENT AGREEMENT


     AGREEMENT entered into as of the 1st day of May, 1996, by and between Micros-to-Mainframes, Inc., a New York corporation with its principal place of business at 614 Corporate Way, Valley Cottage, New York 10989 (the "Company"), and Robert A. Fries, residing at 71 Peria Drive, Rocky Hill, Connecticut 06067, (the "Employee").


                              W I T N E S S E T H :

     WHEREAS, the Employee is currently engaged as the President of Data.Com. Results, Inc., a Connecticut corporation ("Data.Com"), a corporation whose assets were acquired by a wholly-owned subsidiary of MTM this date;

     WHEREAS, the Company's wholly-owned subsidiary, DATA.COM Direct, Inc., a New York corporation ("Newco") has as of the date first written above acquired substantially all of the assets of Data.Com;

     WHEREAS, the Company is desirous of engaging Employee and the Employee is desirous of being engaged by the Company upon the terms and conditions contained herein;

     WHEREAS, the Company sells computer hardware and software, designs and installs computer systems, provides computer consulting services and is engaged in the development of new products and new procedures to enhance its business;

     WHEREAS, the compensation to be paid to the Employee by the Company is at least in part dependent upon profits which may accrue to the Company through its ownership and/or operation of processes and procedures, involving trade secrets and proprietary information relating to its business;

     WHEREAS, the Company is engaged in a highly competitive business; and

     WHEREAS, the Company must maintain its competitive position by protecting its inventions, trade secrets, patents, know-how, and proprietary information.

     NOW, THEREFORE, in consideration of the mutual premises and agreements contained herein and for other good and valuable consideration by each of the parties, the parties hereby agree as follows:

     1. Employment

         The Company hereby employs the Employee and the Employee hereby accepts employment upon the terms and conditions set forth herein.

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     2. Term

         The term of this Agreement (the "Term") shall commence as of May 1, 1996 (the "Commencement Date") and conclude at 5:00 p.m. on the third anniversary of the Commencement Date; provided, however, that the term of this Agreement shall be automatically continued and extended for additional consecutive twelve month periods commencing upon such termination date, unless, at least thirty (30) days before the date of termination of the initial term of this Agreement or of any such extended term, the Company shall give the Employee, or the Employee shall give the Company, a notice in writing electing to terminate this Agreement as of such termination date.

     3. Services To Be Rendered

         During the term of this Agreement, the Employee shall serve as a senior Vice President of the Company and either President or at the pleasure of Newco's Board of Directors, from time to time, as Co-President, and shall perform such duties as are determined from time to time by the Company's and Newco's Board of Directors, respectively, provided, however, that such duties shall be generally consistent with such duties as are customarily performed by an executive officer of a corporation. Such job description shall not be deemed to be the sole responsibilities of Employees, which responsibilities shall be determined from time to time by the Company's and Newco's Board of Directors, respectively. If requested by the Company's Board of Directors, Employee shall serve as an executive officer of one or more other subsidiaries of the Company and shall in the performance of such duties, comply with the policies of the Board of Directors of such subsidiary. If Employee shall be elected or appointed as a director of the Company during the term of this Agreement, he will serve in such capacity without further compensation. Unless prevented by death or disability, the Employee shall devote his full business time, allowing for vacations and national holidays, as set forth in Sections 5(e) and (f) hereof, and illnesses, exclusively to the business and affairs of the Company and its subsidiaries, and shall use his best efforts, skill and abilities to promote its interests. Nothing herein contained shall be construed as preventing the Employee from purchasing securities in any publicly held entity, if such purchases shall not result in his owning beneficially 2% or more of the equity securities of such company.

     4. Compensation

         For the services rendered hereunder, the Company shall pay and the Employee shall accept the following compensation:

         (a) From the Commencement Date through the third anniversary of the Commencement Date, the Employee shall receive a base annual salary of $140,000.

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         (b) The Employee shall be entitled to an annual non- cumulative bonus during the term hereof based upon the performance of Newco equal to six percent (6%) of Newco's earnings before taxes, depreciation and amortization ("EBTDA") for the respective fiscal year determined in accordance with generally accepted accounting principles, but in no event more than $60,000 with respect to any fiscal year. Notwithstanding anything contained herein to the contrary, the parties hereto acknowledge that (X) corporate overhead (including, but not limited to, (i) compensation payable to MTM's corporate officers and support staff, but excluding compensation and benefits payable to the Company's directors and executive officers required to be named in the Company's Summary Compensation Table included as part of its Annual Report on Form 10-K, (ii) legal and accounting fees not attributable to any specific division or subsidiary of MTM, and (iii) corporate office expenses) shall be allocated among the Company and its subsidiaries based on the gross revenues attributable to each, and shall be an item of deduction in computing EBTDA and (Y) earnings shall be computed without giving effect to extraordinary items of income and expense determined in accordance with generally accepted accounting principles. Subject to the preceding sentence, EBTDA shall be determined by the Company's chief financial officer in accordance with the Buyer's customary and normal accounting procedures within ninety (90) days after the end of the applicable measuring period, and any payment due shall be made within thirty (30) days thereafter.

         (c) The Employee's salary shall be payable subject to such deductions as are then required by law and such further deductions as may be agreed to by the Employee, in accordance with the Company's prevailing salary payroll practices.

         (d) Employee shall be granted incentive stock options pursuant to the Company's option plan to purchase 5,000 shares of the common stock of the Company on April 1, 1997 if Newco's EBTDA, as computed above, for the fiscal year ending March 31, 1997 is $1,250,000 or more; be granted incentive stock options to purchase 5,000 shares of the common stock of the Company on April 1, 1998 if Newco's EBTDA for the fiscal year ending March 31, 1998 is $1,250,000 or more; be granted incentive stock options to purchase 10,000 shares of the common stock of the Company on April 1, 1999 if Newco's EBTDA for the fiscal year ending March 31, 1999 is $1,350,000 or more. The option price for any option so granted shall be 110% of the fair market value of the Company's common stock, as determined in good faith by the Board of Directors of the Company, as at the date the respective option is granted. The options granted with respect to each respective fiscal year shall not vest until the first day of the taxable year following the year of grant, at which time all such options granted on the respective April 1 shall vest. The aforementioned options shall expire upon the earlier of five (5) years from the date such options are granted or Employee's termination of employment with the Company. Employee agrees to be bound by all

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tax withholding requirements with respect to such options and the exercise thereof and to execute such investment representation letters as counsel for the Company shall require in order to comply with applicable securities laws. Notwithstanding anything contained herein which may be to the contrary, in the event of a Recapitalization Event, as defined below, any options not yet granted shall be adjusted, as shall the exercise price therefor, so as to reflect any such Recapitalization Event occurring after the day first written above and before the respective grant so that the resultant of multiplying the adjusted number of options by the new exercise price shall equal the resultant of multiplying the number of such options prior to the Recapitalization Event and the exercise price in effect prior to the Recapitalization Event. Recapitalization Event means for purposes hereof changes by reason of recapitalization, reclassification, stock split-up, combination or exchange of Common Stock or the like, or by the issuance of dividends payable in Common Stock.

     5. Benefits and Expenses

         (a) The Employee shall be entitled to participate, subject to customary eligibility requirements, in all fringe benefits customarily granted or made available to an executive officer of the Company, other than Howard Pavony and Steven Rothman, such as medical, disability, hospital and health insurance plans, and profit sharing and pension plans, life insurance and other plans, if any. Notwithstanding the above, the Company's Board of Directors retains the right to determine the magnitude of any benefits so granted. The Employee shall also be included in the Directors and Officers' indemnification insurance policy, if obtained.

         (b) In the event that the Employee's employment by the Company is terminated for any reason, the Employee shall have the right to purchase from the Company any insurance policies on his life owned by the Company for a price equal to the cash surrender value of the policies at the date of such termination, plus prepaid premiums. The right to purchase shall be exercised by the Employee by written notice to the Company not less than thirty (30) days after the date of such termination, and the purchase price for such policies shall be paid by the Employee to the Company simultaneously with such written notice.

         (c) During the term of this Agreement, the Company shall, upon presentation of proper vouchers, also reimburse the Employee for all reasonable expenses incurred by him directly in connection with his performance of services as an officer and employee of the Company.

         (d) The Company shall pay Employee an additional $400 a month as a non-accountable car allowance. The Company shall not be responsible for

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insurance for said car not any other expenses associated with such car. Any income taxes resulting from the payment of such allowance shall be the responsibility of the Employee.

         (e) The Employee shall be entitled to three (3) weeks of paid vacation per calendar year, provided that the Employee shall not take more than two consecutive weeks of vacation during any year.

         (f) The Employee shall receive as paid days off all national holidays that the Company, pursuant to established policy, recognizes and observes.

     6. Disability and Death

         If, during the term of this Agreement, the Employee becomes so disabled or incapacitated by reason of any physical or mental illness so as to be unable to perform the services required of him pursuant to this Agreement for a continuous period of twelve (12) months, then this Agreement shall terminate at the end of such twelve (12) month period, provided that during such period, the Employee shall be paid the full salary, benefits, and expenses otherwise payable to him as set forth above, less the amount paid to the Employee from mandatory disability insurance for the period of such illness or incapacity. This agreement shall also terminate upon and as of the date of death of the Employee at any time during the term of this Agreement.

     7. Covenants and Restrictions. The Employee covenants that, except in carrying out his duties hereunder, during the term of his employment and for a period of two (2) years following the date of termination of employment hereunder (or such lesser period specifically provided herein upon the happening of certain specified events with respect to Employee's covenant not to compete or unless such longer period of time is specifically set forth herein):

         (a) Employee will not, directly or indirectly, own any interest in, participate or engage in, assist, render any services (including advisory services) to, become associated with, work for, serve (in any capacity whatsoever, including, without limitation, as an employee, consultant, advisor, agent, independent contractor, officer or director) or otherwise become in any way or manner connected with the ownership, management, operation, or control of, any business, firm, corporation, partnership or other entity (collectively referred to herein as a "Person") that engages in, or assists others in engaging in or conducting any business, which deals, directly or indirectly, in products or services competitive with the Company's product line or services, within a fifty (50) mile radius of any office of the Company or its subsidiaries provided, however, the above shall not be deemed to exclude Employee from acting as director of a corporation for the benefit of the Company with the consent of the Company's Board of Directors; provided further, however, that the above shall not be deemed to prohibit Employee from owning or acquiring securities issued by any corporation whose securities are listed with a national securities exchange or are traded in the over-the-counter market, provided that Employee at no time owns, directly or indirectly, beneficially or otherwise, two (2%) percent or more of any class of any such corporation's outstanding capital stock.

         (b) Except as specifically provided in this subsection (b), notwithstanding anything contained in subsection (a) above, Employee will not knowingly provide or solicit to provide to any Person or individual (i) any goods or services which are competitive with those provided by the Company or which would be competitive with the goods or services that the Company has planned to provide, or (ii) any goods or services to any customer of the Company. The term "customer" shall mean any Person or individual to whom the Company has provided goods or services within the twenty-four (24) month period prior to the termination of Employee's employment hereunder. Notwithstanding anything herein to the contrary, no limitation shall be imposed on Employee hereunder with respect to any goods and services that the Company has planned to provide and which are not actually being provided at the time of the termination of Employee's employment hereunder or which are not actually provided within eighteen (18) months following the termination of Employee's employment hereunder.

         (c) Employee agrees that he shall not divulge to others, nor shall he use to the detriment of the Company or in any business or process of manufacture competitive with or similar to any business or process of manufacture engaged in by the Company or any of its subsidiary or affiliated companies, at any time during his employment with the Company or thereafter, any confidential or trade secret information obtained by him during the course of his employment with the Company relating to sales, salesmen, sales volume or strategy, customers, formulas, processes, methods, machines, manufactures, compositions, ideas, improvements or inventions belonging to or relating to the business of the Company, or its subsidiary or affiliated companies.

         (d) Employee will neither solicit, hire or seek to solicit or hire any of the Company's personnel in any capacity whatsoever nor shall Employee induce or attempt to induce any of the Company's personnel to leave the employ of the Company to work for Employee or otherwise.

         (e) Employee acknowledges that his breach of any of the restrictive covenants contained in this Section 7 may cause irreparable damage to the Company for which remedies at law would be inadequate. Accordingly, if Employee breaches or threatens to breach any of the provisions of this Section 7, the Company shall be entitled to appropriate injunctive relief, including, without

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limitation, preliminary and permanent injunctions, in any court of competent jurisdiction, restraining Employee from taking any action prohibited hereby. This remedy shall be in addition to all other remedies available to the Company at law or equity. If any portion of this Section 7 is adjudicated to be invalid or unenforceable, this Section 7 shall be deemed amended to delete therefrom the portion so adjudicated, such deletion to apply only with respect to the operation of this Section 7 in the jurisdiction in which such adjudication is made.

         (f) Notwithstanding anything contained herein which may be to the contrary, in the event the Company does not tender an offer to extend the Agreement at a base salary comparable to that set forth above or the Agreement is not extended pursuant to its terms, the non compete shall be for a one (1) year period and extend to only the limited geographical area set forth in (a) above. In the event the Company materially breaches the Agreement at a time when Employee is not otherwise in default, the non compete shall be for a period ending one (1) year from the end of the term set forth herein. This subparagraph
(f) in no way limits Employee's prohibition from soliciting any of the Company's or its subsidiaries' customers for the period of the non compete.

     8. Proprietary Property.

         (a) The Employee agrees that any and all inventions or improvements as well as any and all ideas, creations, know-how and methods of applying and putting into practice any inventions or improvements (all of the foregoing being hereinafter called "Proprietary Property" and being more fully defined in subparagraph (b) below) that are created, developed, conceived of or discovered either (i) by the Employee (solely or jointly with others) either in the course of his employment, on the Company's time, with the Company's materials or facilities, relating to any subject matter with which his work for the Company is or may be concerned, or relating to any business in which the Company or any of its subsidiaries or affiliated companies is involved, or (ii) by or for the Company, or (iii) by any independent individual or Person and thereafter acquired by the Company, and which are within the Employee's knowledge or possession in the case of (i) above or that come into the Employee's knowledge or possession during and in the course of the Employee's employment hereunder in the case of (ii) or (iii) above, shall be, if created, developed, conceived of or discovered by the Employee, promptly disclosed to the Company, or shall be, if otherwise developed or acquired by the Company, received by the Employee as an employee of the Company and not in any way for his own benefit. Employee shall neither have nor obtain any right, title or interest in or to such Proprietary Property unless and until the Company shall expressly and in writing waive the rights that it has therein and thereto under the provisions of this sentence. With respect to any and all Proprietary Property that is invented, created, written, developed, furnished or produced by the Employee, or suggested by the Employee to the Company, during the term of the Employee's employment under this Agreement, Employee does hereby agree that all such Proprietary Property shall be the exclusive property of the Company, and that the Employee shall neither have nor retain any right, title or interest, of any kind therein and thereto or in and to any results or proceeds therefrom. At any time, whether during or after the term of this Agreement, the Employee will, upon the request and at the expense of the Company, (A) obtain patents or copyrights on, or (B) permit the Company to patent or copyright, any such Proprietary Property, whichever (A) or (B) is appropriate, and/or (C) execute, acknowledge and deliver any and all assignments, instruments of transfer, or other documents, that the Company deems necessary or appropriate to transfer to and vest in the Company all right, title and interest in and to such Proprietary Property and to evidence the Company's ownership of such Proprietary Property, including, without limitation, taking all steps necessary to enable the Company to publish or protect said Proprietary Property by patents or otherwise in any and all countries and to render all such assistance as the Company may require in any patent office proceeding or litigation involving said Proprietary Property. The Employee shall not, without limitation as to time or place, use any Proprietary Property except on Company business, during or after his period of employment, nor disclose the same to any other Person or individual except for disclosure on Company business or as may be required by law.

         (b) As used in this Agreement, "Proprietary Property" means proprietary technical information not generally known in the Company's industry and which is disclosed to Employee or known or developed by Employee as a consequence of or through his employment with the Company.

         (c) During or subsequent to the Employee's employment by Company, Employee will never, directly or indirectly, lecture upon, publish articles concerning, use, disseminate, disclose, sell or offer for sale any Proprietary Property without the Company's prior written permission.

     9. Prior Agreements

         Employee represents that he is not now under any written agreement, nor has he previously, at any time, entered into any written agreement with any person, firm or corporation, which would or could in any manner preclude or prevent him from giving freely and the Company receiving the exclusive benefit of his services.

     10. Termination Provisions

         In addition to, and not in lieu of, the termination provisions set forth in Section 6 hereof, the employment of the Employee hereunder may be

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

terminated by the Company prior to the termination date of the initial term or any renewal term thereafter (as set forth in Section 2 hereof) in the event that the Employee is guilty of (i) reckless disregard to perform his duties as set forth in Section 3 herein, or (ii) willful misfeasance, or (iii) any act of dishonesty by the Employee with respect to the Company. Termination of the Employee's employment by the Company for either willful misfeasance or reckless disregard of his duties to the Company hereunder shall constitute, and is referred to elsewhere herein, as termination for "Cause". Such termination of the Employee's employment hereunder for Cause shall be effective immediately upon delivery of written notice to the Employee setting forth the reason or reasons for such termination. Upon the termination of this Agreement in accordance with this Section 10, the Company shall not be obligated to make any further payments hereunder to the Employee.

     11. Miscellaneous

         (a) This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, and upon the Employee, his heirs, executors, administrators, legatees and legal representatives.

         (b) Should any part of this Agreement, for any reason whatsoever, be declared invalid, illegal, or incapable of being enforced in whole or in part, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any portion which may for any reason be declared invalid.

         (c) This Agreement shall be construed and enforced in accordance with the laws of the State of New York applicable to agreements made and performed in such State without application to the principles of conflicts of laws.

         (d) This Agreement and all rights hereunder are personal to the Employee and shall not be assignable, and any purported assignment in violation thereof shall be null and void. Any person, firm or corporation succeeding to the business of the Company by merger, consolidation, purchase of assets or otherwise, shall assume by contract or operation of law the obligations of the Company hereunder; provided, however, that the Company shall, notwithstanding such assumption and/or assignment, remain liable and responsible for the fulfillment of the terms and conditions of the Agreement on the part of the Company.


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         (e) This Agreement constitutes the entire agreement between the parties hereto with respect to the terms and conditions of the Employee's employment by the Company, as distinguished from any other contractual arrangements between the parties pertaining to or arising out of their relationship, and this Agreement supersedes and renders null and void any and all other prior oral or written agreements, understandings, or commitments pertaining to the Employee's employment by the Company. No variation hereof shall be deemed valid unless in writing and signed by the parties hereto, and no discharge of the terms hereof shall be deemed valid unless by full performance by the parties hereto or by a writing signed by the parties hereto. No waiver by either party of any provision or condition of this Agreement by him or it to be performed shall be deemed a waiver of similar or dissimilar provisions and conditions at the same time or any prior or subsequent time.

         (f) Any notice, statement, report, request or demand required or permitted to be given by this Agreement shall be in writing, and shall be sufficient if delivered in person or if addressed and sent by certified mail, return receipt requested, to the parties at the addresses set forth above, or at such other place that either party may designate by notice in the foregoing manner to the other.

         (g) The failure of either party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect. No waiver of any term or any condition of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.




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         (h) The heading of the paragraphs herein are inserted for convenience and shall not affect any interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                    MICROS-TO-MAINFRAMES, INC.



                                    By: /s/ STEVEN ROTHMAN
                                       ____________________________________
                                       Steven Rothman, President


                                        /s/ ROBERT A. FRIES
                                       ____________________________________
                                       Robert A. Fries





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